Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
ACQUISITIONS

10.	ACQUISITIONS
During the years ended December 31, 2014 and 2013 we made the following acquisitions in line with our strategy to invest in targeted acquisitions with a focus on earnings accretion, competitive position, and fit.
Max Matthiessen Holding AB
In the fourth quarter of 2014, the Company acquired 75.8 percent of Max Matthiessen Holding AB and subsidiaries (collectively referred to as Max Matthiessen), a leading employee benefits adviser in Sweden, for cash consideration of $204 million.
On acquisition the Company recognized acquired intangible assets of $134 million of which $56 million was in relation to client relationships and $76 million was in relation to fund management contracts, which are being amortized over 12 years and 18 years respectively. The remaining $2 million of intangible assets relate to the Max Matthiessen trade name and is being amortized over 4 years.
Goodwill of $139 million was recognized on the transaction.
Charles Monat Limited
In the second quarter of 2014, the Company acquired 100 percent of Charles Monat Limited and its subsidiaries (collectively referred to as Charles Monat), a life insurance solutions adviser to high net worth clients based in Hong Kong, for cash consideration of $59 million.
Additional consideration estimated at $29 million is payable in annual installments over the next 5 years, based on a multiple of EBITDA of the entities acquired, during the period from May 25, 2014 until September 2, 2019. This consideration has been assessed to have a fair value of $12 million at the date of acquisition.
On acquisition the Company recognized acquired intangible assets of $35 million of which $27 million was in respect of client relationships, which are being amortized over an expected life of 11 years. The remaining $8 million of intangible assets relate to carrier relationships and trade names and are both being amortized over 5 years.
Goodwill of $31 million was recognized on the transaction.
Prime Professions Ltd
In second quarter 2013, the Company acquired 100 percent of PPH Limited and its subsidiary Prime Professions Limited (together referred to as Prime Professions), a leading UK based professional indemnity insurance broker, for cash consideration of $29 million. Additional consideration of up to approximately $2 million is payable in 2015 based on the achievement of certain revenue targets.
In relation to the acquisition of Prime Professions, the Company recognized acquired intangible assets of $17 million of which $16 million was in respect of client relationships, which are being amortized over an expected life of 15 years. The remaining intangible assets relate to non-compete agreements and the Prime trade name which are being amortized over 8 years and 3 years, respectively.
Goodwill of $15 million was recognized on the transaction.
The aggregate costs incurred related to the above acquisitions for the year ended December 31, 2014 was $3 million (2013: $1 million)
In addition to the above acquisitions, the Company completed a number of smaller acquisitions during 2014 for aggregated consideration of $27 million and consequently recognised intangible assets of $16 million and goodwill of $14 million.